UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2013

TransDigm Group Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-32833	41-2101738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 East 9th Street, Suite 3000, Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip Code)

(216) 706-2960

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers.

On July 29, 2013, the Compensation Committee (the “Committee”) of the Company’s Board of Directors approved a number of amendments to certain performance vested option agreements (the “Option Agreements”) granted to certain employees, including executive officers pursuant to the Company’s 2008 Stock Option Program under the 2006 Stock Option Plan, as amended (the “Plan”), which are described below:

•

An amendment to Option Agreements under the Plan with respect to options granted in 2012 and 2013, including options granted to each of the executive officers, to adjust the operational performance per diluted share (“AOP”) targets to take into account the effects of the extraordinary dividend of $22.00 paid by the Company to its stockholders on July 25, 2013 (the “Dividend”).

•

An amendment to Option Agreements under the Plan with respect to options granted in 2012, including options granted to Mssrs. Peter Palmer, James Skulina and John Leary, to modify the market based “sweep” to take into account the effects of the Dividend.

•

An amendment to Option Agreements under the Plan with respect to options granted in 2013, including options granted to Mssrs. Howley, Laubenthal, Rufus, Iversen, Henderson and Leary, to modify the market price for the alternate vesting provisions if the options do not otherwise vest in accordance with their terms.

The foregoing descriptions of the terms of these amendments are qualified in their entirety by the full text of the amendments, copies of which are attached hereto as Exhibit 10.1.

Also on July 29, 2013, the Committee approved the Third Amended and Restated TransDigm Group Incorporated 2006 Stock Incentive Plan Dividend Equivalent Plan. The plan was amended and restated to clarify the date on which a holder of options becomes entitled to a dividend equivalent payment and to avoid the potential of payment of both a dividend equivalent payment and a dividend payment on the same option or share in the event the option was exercised. A copy of the foregoing plan is attached to this Report as Exhibit 10.2.

On August 1, 2013, the Board of Directors of the Company approved the Fourth Amended and Restated TransDigm Group Incorporated 2003 Stock Option Plan Dividend Equivalent Plan. The plan amendments conform to those made in connection with the Third Amended and Restated TransDigm Group Incorporated 2006 Stock Incentive Plan Dividend Equivalent Plan described in the preceding paragraph and apply to options granted under TD Group’s Fourth Amended and Restated 2003 Stock Option Plan, as amended. A copy of the foregoing plan is attached to this Report as Exhibit 10.3.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is being filed with this Current Report on Form 8-K:

Exhibit 10.1	Text of Option Amendments

Exhibit 10.2	Third Amended and Restated TransDigm Group Incorporated 2006 Stock Incentive Plan Dividend Equivalent Plan

Exhibit 10.3	Fourth Amended and Restated TransDigm Group Incorporated 2003 Stock Option Plan Dividend Equivalent Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM GROUP INCORPORATED

By	/s/ Gregory Rufus
Gregory Rufus
Executive Vice President, Chief Financial Officer and Secretary

Date: August 2, 2013

Exhibit Index

Exhibit 10.1	Text of Option Amendments

Exhibit 10.2	Third Amended and Restated TransDigm Group Incorporated 2006 Stock Incentive Plan Dividend Equivalent Plan

Exhibit 10.3	Fourth Amended and Restated TransDigm Group Incorporated 2003 Stock Option Plan Dividend Equivalent Plan